UBS  [GRAPHIC OMITTED]

Date:                               29 September 2006

To:                                 Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee for the benefit of the RALI Series 2006-QO7 Trust
                                    ("Counterparty")

Attention:                          Trust Administration - RALI Series 2006-QO7 Trust

From:                               UBS AG, London Branch ("UBS AG")

Subject:                            Interest Rate Floor Transaction
                                    UBS AG REF: 37468819

Ladies and Gentlemen:

The purpose of this  communication  is to confirm the terms and conditions of the Transaction  entered into between
RALI Series  2006-QO7 Trust acting through  Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as Trustee for the benefit of the RALI Series  2006-QO7 Trust,  and UBS AG, London Branch,  on the Trade
Date specified below.  This  Confirmation  constitutes a  "Confirmation"  as referred to in the Master Agreement or
Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. Any reference to a "Swap Transaction" in the 2000
ISDA Definitions is deemed to be a reference to a "Transaction" for purposes of this Confirmation, and any reference to a "Transaction" in this Confirmation is deemed to be a reference to a "Swap Transaction" for purposes of the 2000 ISDA Definitions.In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise  defined) shall have the meanings  specified in that certain
Series  Supplement,  dated as of September 1, 2006, to the Standard  Terms of the Pooling and Servicing  Agreement,
dated as of March 1, 2006 (the "Pooling and Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc., as depositor,  Residential  Funding  Corporation,  as master servicer,  and Deutsche Bank Trust Company  Americas,  as trustee.

If you and we are parties to a master  agreement  that  governs  transactions  of this type in the form of the 1992
ISDA Master  Agreement  (Multicurrency-Cross  Border) (the "ISDA Form"),  then this  Confirmation  will supplement, form a part of, and be subject  to that ISDA  Form.  If you and we are not  parties to such an ISDA Form , then you and we will be deemed to have  entered  into an ISDA Form  without  any  Schedule,  except  for the  elections  and modifications  that are  provided in this  Confirmation.  Upon the  execution  by you and us of this  Confirmation, such  Confirmation  will  supplement,  form a part of and be subject to and  governed  by the ISDA Form,  except as expressly  modified  herein.  In the event of any  inconsistency  between the  provisions of the ISDA Form and this
Confirmation,  this  Confirmation  will prevail for the purposes of this  Transaction.  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Form.

The terms of the particular  Interest Rate Floor Corridor  Transaction  to which this  Confirmation  relates are as follows:

A. GENERAL TERMS

Trade Date:                                  29 September 2006

Effective Date                               25 June 2007

Termination Date:                            25 February 2009, subject to adjustment in accordance with the Following
                                             Business Day Convention.

Notional Amount:                             Initially USD 1,434,031,000.00, amortizing as per the Amortization
                                             Schedule below

AMORTIZATION SCHEDULE:

PERIOD FROM AND INCLUDING:        PERIOD UP TO BUT EXCLUDING:      NOTIONAL AMOUNT (USD)

          Effective Date                      7/25/2007                          1,434,031,000

            7/25/2007                         8/25/2007                          1,408,247,000

            8/25/2007                         9/25/2007                          1,379,942,000

            9/25/2007                        10/25/2007                          1,345,837,000

            10/25/2007                       11/25/2007                          1,312,914,000

            11/25/2007                       12/25/2007                          1,277,795,000

            12/25/2007                        1/25/2008                          1,240,562,000

            1/25/2008                         2/25/2008                          1,201,482,000

            2/25/2008                         3/25/2008                          1,160,917,000

            3/25/2008                         4/25/2008                          1,115,632,000

            4/25/2008                         5/25/2008                          1,077,057,000

            5/25/2008                         6/25/2008                          1,039,777,000

            6/25/2008                         7/25/2008                          1,003,796,000

            7/25/2008                         8/25/2008                           969,068,000

            8/25/2008                         9/25/2008                           935,552,000

            9/25/2008                        10/25/2008                           897,764,000

            10/25/2008                       11/25/2008                           866,879,000

            11/25/2008                       12/25/2008                           837,067,000

            12/25/2008                        1/25/2009                           808,246,000

            1/25/2009                     Termination Date                        780,455,000

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Seller of the Floor:                          UBS AG

Buyer of the Floor:                           Counterparty

Calculation Agent:                            UBS AG

Business Days:                                New York

Broker:                                       None

FIXED AMOUNTS

Fixed Rate Payer:                             Counterparty

Fixed Amount:                                USD 1,188,000

Fixed Rate Payer Payment Date:               29 September 2006

Business Day Convention:                     Not Applicable

FLOATING AMOUNTS

Floating Rate Payer:                          UBS AG

Floor Rate:                                  As per the Floor Rate Schedule A Below

FLOOR RATE SCHEDULE A:

PERIOD START DATE (FROM AND INCLUDING):       PERIOD END DATE (UP TO BUT           FLOOR RATE (PERCENT PER ANNUM):
                                                      EXCLUDING):

             Effective Date                           7/25/2007                                4.575

               7/25/2007                              8/25/2007                                4.575

               8/25/2007                              9/25/2007                                4.575

               9/25/2007                              10/25/2007                               4.575

               10/25/2007                             11/25/2007                               4.575

               11/25/2007                             12/25/2007                               4.575

               12/25/2007                             1/25/2008                                4.575

               1/25/2008                              2/25/2008                                4.575

               2/25/2008                              3/25/2008                                4.575

               3/25/2008                              4/25/2008                                4.575

               4/25/2008                              5/25/2008                                4.575

               5/25/2008                              6/25/2008                                4.575

               6/25/2008                              7/25/2008                                4.575

               7/25/2008                              8/25/2008                                4.575

               8/25/2008                              9/25/2008                                4.575

               9/25/2008                              10/25/2008                               4.575

               10/25/2008                             11/25/2008                               4.575

               11/25/2008                             12/25/2008                               4.575

               12/25/2008                             1/25/2009                                4.575

               1/25/2009                           Termination Date                            4.575

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount:                             To be determined in accordance with the following formula:
                                             The greater of
                                             (1) the product of (a) the Notional Amount  multiplied by (b) the Floating
                                             Rate Day  Count  Fraction  multiplied  by (c) the  applicable  Floor  Rate specified on Schedule A minus the Floating Rate Option; and
                                             (2) 0

Floating Rate Option:                        USD-LIBOR-BBA, provided however, that if the Floating Rate Option for any
                                             Calculation Period is lower than rate as shown in Floor Rate Schedule B, the Floating Rate Option for such Calculation Period shall be deemed equal to the rate as shown in Floor Rate Schedule B.

FLOOR RATE SCHEDULE B:

PERIOD START DATE (FROM AND INCLUDING):      PERIOD END DATE (UP TO BUT            FLOOR RATE (PERCENT PER ANNUM):
                                                     EXCLUDING):

             Effective Date                            7/25/2007                                4.557
               7/25/2007                               8/25/2007                                4.512
               8/25/2007                               9/25/2007                                4.465
               9/25/2007                              10/25/2007                                4.422
               10/25/2007                             11/25/2007                                4.381
               11/25/2007                             12/25/2007                                4.350
               12/25/2007                              1/25/2008                                4.316
               1/25/2008                               2/25/2008                                4.285
               2/25/2008                               3/25/2008                                4.259
               3/25/2008                               4/25/2008                                4.290
               4/25/2008                               5/25/2008                                4.317
               5/25/2008                               6/25/2008                                4.341
               6/25/2008                               7/25/2008                                4.365
               7/25/2008                               8/25/2008                                4.396
               8/25/2008                               9/25/2008                                4.424
               9/25/2008                              10/25/2008                                4.447
               10/25/2008                             11/25/2008                                4.476
               11/25/2008                             12/25/2008                                4.504
               12/25/2008                              1/25/2009                                4.532
               1/25/2009                           Termination Date                             4.556

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Designated Maturity:                         One Month

Spread:                                      None

Floating Rate Day Count Fraction:            30/360

Floating Rate Payer Period End Dates:        25 January, 25 February,  25 March, 25 April, 25 May, 25 June, 25 July, 25
                                             August,  25 September,  25 October,  25 November and 25 December,  in each
                                             year,   from  and  including  25  July  2007,  up  to  and  including  the
                                             Termination  Date,  subject to adjustment in accordance  with the Business
                                             Day Convention specified immediately below.

Floating Rate Payer Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer Payment Dates shall be two Business  Days prior to each  Floating  Rate Payer Period End
                                             Date.

Reset Dates:                                 First day of each Calculation Period.

Business Day Convention:                     Following

B.  ADDITIONAL PROVISIONS

(i)      "Specified Transaction" will be inapplicable to UBS AG and the Counterparty for any purpose.

(ii)     The "Breach of  Agreement"  provisions  of Section  5(a)(ii) of the ISDA Form will be applicable to UBS AG and inapplicable to the Counterparty.

(iii)    The "Credit  Support  Default"  provisions of Section  5(a)(iii) of the ISDA Form will be  inapplicable to
         UBS AG (except with  respect to any credit  support  that Party A provides  pursuant to the Ratings  Event in this Confirmation) and the Counterparty.

(iv)     The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG.

(v)      The  "Default  Under  Specified  Transaction"  provisions  of  Section  5(a)(v)  of the ISDA  Form will be inapplicable to UBS AG and the Counterparty.

(vi)     The "Cross  Default"  provisions of Section  5(a)(vi) of the ISDA Form will be  inapplicable to UBS AG and the Counterparty.

(vii)    The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the ISDA Form will be  inapplicable  to
         UBS AG and the Counterparty.

(viii)   The "Automatic Early  Termination"  provision of Section 6(a) of the ISDA Form will be inapplicable to UBS
         AG and the Counterparty.

(ix)     SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and  effect as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or  expectations of the parties;  provided,  however, that this severability  provision will not be applicable if any provision of
         Section 2, 5, 6 or 13 (or any  definition  or  provision  in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to be invalid or  unenforceable,  provided,  further, that the parties agree to first use reasonable  efforts to amend the affected  provisions of Section 2, 5,
         6 or 13 (or any  definition  or  provision  in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(x)      CONSENT TO  RECORDING.  Each party hereto  consents to the  recording,  at any time and from time to time, by the other party of any and all  communications  between  officers or employees  of the parties,  waives any  further  notice  of such  recording,  and  agrees  to  notify  its  officers  and  employees  of such
         RECORDING.

(xi)     WAIVER  OF JURY  TRIAL.  EACH  PARTY  IRREVOCABLY  WAIVES  ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
         PROCEEDING IN CONNECTION WITH THIS AGREEMENT,  ANY CREDIT SUPPORT  DOCUMENT TO WHICH IT IS A PARTY, OR ANY
         TRANSACTION.  EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL  INDUCEMENT TO THE OTHER PARTY'S
         ENTERING INTO THIS AGREEMENT.

(xii)    FULLY PAID TRANSACTION.  Notwithstanding  the terms of Sections 5 and 6 of the Agreement,  if Counterparty has satisfied all of its payment  obligations  under Section 2(a)(i) of the Agreement with respect to this
         Transaction,  and unless UBS AG is  required to return  (whether  pursuant to an order of a court with due authority  to cause  UBS AG to be  required  to  return  any such  payment  to  Counterparty  (or any duly authorized  representative  thereof) or whether otherwise pursuant to appropriate proceedings to return to
         Counterparty  (or  any  duly  authorized   representative   thereof))  or  UBS  AG  otherwise  returns  to
         Counterparty  (or any duly authorized  representative  thereof) upon demand of  Counterparty  (or any duly authorized  representative  thereof) any portion of such  payment,  then:  (a) the  occurrence of an event described in Section 5(a) of the Agreement with respect to  Counterparty  shall not constitute an Event of
         Default or Potential Event of Default with respect to  Counterparty as the Defaulting  Party in respect of this  Transaction  and (b) UBS AG shall be entitled to designate  an Early  Termination  Date  pursuant to
         Section 6 of the  Agreement in respect of this  Transaction  only as a result of a  Termination  Event set forth in Section  5(b)(i) with respect to UBS AG as the Affected  Party.  For purposes of the  Transaction to  which  this  Confirmation  relates,  Counterparty's  only  obligation  under  Section  2(a)(i)  of the
         Agreement  is to pay the Fixed  Amount on the Fixed  Rate  Payer  Payment  Date,  each as  defined in this
         Confirmation.
(xiii)   GOVERNING  LAW.  The parties to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole without  regard to the conflict of law  provisions  thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)    NON-RECOURSE.  Notwithstanding  any provision herein or in the ISDA Form to the contrary,  the obligations of  Counterparty  hereunder are limited  recourse  obligations  of  Counterparty,  payable solely from the
         Trust  Estate (as defined in the Pooling and  Servicing  Agreement)  and the  proceeds  thereof to satisfy
         Counterparty's  obligations  hereunder.  In the event that the Trust Estate and proceeds thereof should be insufficient  to satisfy all claims  outstanding and following the realization of the Trust Estate and the distribution of the proceeds  thereof in accordance with the Pooling and Servicing  Agreement,  any claims against or obligations of Counterparty  under the ISDA Form or any other  confirmation  thereunder,  still outstanding shall be extinguished and thereafter not revive.
..
(xv)     SET-OFF.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup  or  otherwise withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder  against  any  obligation  between  it and the  other  party  under any  other  agreements.  The provisions  for Set-off set forth in Section  6(e) of the  Agreement  shall not apply for purposes of this
         Transaction;  provided,  however, that upon the designation of any Early Termination Date, in addition to, and not in  limitation  of any other  right or  remedy  under  applicable  law,  UBS AG may,  by notice to
         Counterparty  require  Counterparty  to set off any sum or  obligation  that  UBS AG owed to  Counterparty against  any  collateral  currently  held by  Counterparty  that UBS AG has  posted to  Counterparty,  and
         Counterparty  shall effect such setoff promptly,  if and to the extent permitted to do so under applicable law, provided that  Counterparty's  exercise of this setoff is not stayed or otherwise delayed by order of any court,  regulatory  authority or other  governmental  agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi)    PROCEEDINGS.  UBS AG covenants and agrees that it will not  institute  against or join any other person in instituting against the Counterparty any bankruptcy,  reorganization,  arrangement, insolvency, winding up or liquidation  proceedings,  or other  proceedings under any United States federal or state law, or other bankruptcy,  insolvency,  liquidation, or similar law, in connection with any obligations relating to this
         Transaction  or  otherwise  prior to the date that is one year and one day or, if longer,  the  applicable preference  period after all the  Certificates (as defined below) have been paid in full;  provided,  that this  paragraph  shall not  restrict  or  prohibit  UBS AG,  after  the  filing  of any  proceeding  filed independently of UBS AG, from joining any other person,  including without limitation the Trustee,  in any
         bankruptcy,   reorganization,   arrangement,   insolvency,  moratorium,  liquidation  or  other  analogous proceedings  relating  to  Counterparty  under any  bankruptcy  or similar  law.  The  provisions  of this paragraph shall remain effective following the scheduled or early termination of this Transaction.

(xvii)   With  respect  to the  Counterparty  only,  the  provisions  of  Section  5(a)(vii)  clause  2 will not be applicable.

(xviii)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the Agreement:

         (i) UBS AG is not a Multibranch Party and may act only through its London branch

         (ii) Counterparty is not a Multibranch Party.

(xix)    OFFICES.  Section 10(a) of the ISDA Form shall apply with respect to UBS AG.

(xx)     PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

         (i)      Market Quotation will apply.
         (ii)     The Second Method will apply.

(xxi)    EVENT OF DEFAULT RELATING TO BANKRUPTCY.   Clause (2) of Section 5(a)(vii) shall not apply to
         Counterparty.

(xxii)   "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxiii)   COMPLIANCE WITH REGULATION AB.

   (a)   UBS AG agrees and acknowledges  that Residential  Accredit Loans, Inc. (the "Depositor") is required under
   Regulation  AB under the  Securities  Act of 1933,  as amended,  and the  Securities  Exchange  Act of 1934,  as amended (the "Exchange Act")  ("Regulation  AB"), to disclose certain  financial  information  regarding UBS AG, depending  on the  aggregate  "Significance  Percentage"  (as  defined  in Item  1115 of  Regulation  AB) of all
   Transactions  under this  Agreement,  together  with any other  transactions  that fall  within  the  meaning of
   "derivative  contracts"  for the  purposes of Item 1115 of  Regulation  AB between UBS AG and  Counterparty,  as calculated from time to time in accordance with the Calculation Methodology (as defined below).

   (b)   It shall be a disclosure  event  ("Disclosure  Event") if, on any Business Day after the date hereof,  the
   Depositor  notifies UBS AG the  Significance  Percentage has reached one of the thresholds for  significance  of derivative  contracts  set forth in Item 1115 of  Regulation  AB (based  on a  reasonable  determination  by the
   Depositor, in good faith and using the Calculation Methodology, of such Significance Percentage).

   (c)Upon the  occurrence of a Disclosure  Event,  UBS AG, at its own expense,  shall provide to the Depositor the applicable Financial Disclosure (as defined below).

   (d)   In the alternative to  subparagraph  (c) above,  upon the occurrence of a Disclosure  Event or at any time after complying with  subparagraph (c) above,  UBS may at its option and own expense,  (1) secure another entity to replace UBS AG as party to this  Agreement on terms  substantially  similar to this  Agreement and subject to prior  notification  to the  Rating  Agencies,  which  entity (or a  guarantor  therefor)  meets or exceeds  the
   Approved Rating  Thresholds (or which satisfies the Rating Agency  Condition) and which entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB or (2) obtain a guaranty of UBS AG's  obligations  under this  Agreement  from an affiliate of UBS AG that is able to comply with the  financial  information  disclosure requirements  of Item 1115 of Regulation  AB, such that  disclosure  provided in respect of the  affiliate  will satisfy  any  disclosure  requirements  applicable  to UBS AG, and cause  such  affiliate  to provide  Financial
   Disclosure.  If permitted by Regulation  AB, any required  Financial  Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

   (e)   UBS AG  agrees  that,  in the  event  that  UBS AG  provides  Financial  Disclosure  to the  Depositor  in accordance  with paragraph (c) above, or causes its affiliate to provide  Financial  Disclosure to the Depositor in accordance  with paragraph  (d)(2) above,  it will indemnify and hold harmless the Depositor,  its respective directors or officers and any person  controlling  the Depositor,  from and against any and all losses,  claims, damages  and  liabilities  (any  "Damage")  caused by any untrue  statement  or alleged  untrue  statement  of a material fact contained in such Financial  Disclosure or caused by any omission or alleged  omission to state in such  Financial  Disclosure a material  fact required to be stated  therein or necessary to make the  statements therein, in light of the circumstances under which they were made, not misleading.

   (f)   Depositor  shall be an express third party  beneficiary  of this Agreement as if it were a party hereto to the extent of Depositor's rights explicitly specified herein.

   (g)   In the event that UBS AG provides the information  referred to above,  such information  shall be provided within 10 Business Days after the Disclosure Event.

   (h)   For the  purposes  of this  subparagraph  (xxiii)  any  terms  not  defined  herein  or in the  2000  ISDA
   Definitions shall have the meaning set forth in Regulation AB.

   For the purposes hereof:

   "CALCULATION METHODOLOGY" means such method for determining maximum probable exposure of a derivative contract in a manner consistent with Regulation AB as reasonably determined by Depositor in good faith.

   "FINANCIAL DISCLOSURE" means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

(xxiv)   FORM OF NOTICES.  Section 12(a)(ii) of the ISDA Form shall be deleted in its entirety.

(xxv)    "Specified Entity" will be inapplicable to UBS AG and the Counterparty for any purpose.

(xxvi)   "Termination Currency" means United States Dollars.

(xxvii) GROSS UP. Section  2(d)(i)(4)  shall not apply to Counterparty  as X, and Section  2(d)(ii) shall not apply to  Counterparty  as Y, such that  Counterparty  shall not be required to pay any  additional  amounts  referred to therein.

(xxviii) Netting of  Payments.  The parties  agree that  subparagraph  (ii) of  Section2(c) of the ISDA Form will apply to the Transaction.

C.  ADDITIONAL TERMINATION EVENTS:

The following Additional Termination Events will apply to UBS AG:

1.       RATINGS  EVENT.  If a Ratings  Event or Subsequent  Ratings Event (as defined  below) has occurred and UBS
AG has not complied with the requirements set forth in the succeeding  paragraphs , then an Additional  Termination
Event shall have occurred  with respect to UBS AG and UBS AG shall be the sole Affected  Party with respect to such an Additional Termination Event.

         RATING AGENCY DOWNGRADE:

         If a Ratings  Event  occurs with  respect to UBS AG,  then UBS AG shall,  at its own  expense,  (i) assign this  Transaction  hereunder to a third party within  thirty (30) days of such Ratings Event that meets or exceeds,  or as to which any applicable  credit support  provider  meets or exceeds,  the Approved  Rating
         Threshold  (as  defined  below)  on terms  substantially  similar  to this  Confirmation  or (ii)  deliver collateral  in a form and  amount  acceptable  to  Fitch,  Moody's  and S&P (each a  "Rating  Agency"  and collectively,  the  "Rating  Agencies")  within  thirty  (30) days of such  Ratings  Event and  subject to written  confirmation  from the Rating  Agencies that  delivery of such  collateral in the context of such downgrade  will not  result in a  withdrawal,  qualification  or  downgrade  of the then  current  ratings assigned  to the  Certificates.  For the  avoidance  of doubt,  a downgrade  of the rating on  Residential
         Accredit   Loans,   Inc.   Mortgage   Asset-Backed   Pass-Through   Certificates,   Series  2006-QO7  (the
         "Certificates") could occur in the event that UBS AG does not post sufficient collateral.

         For purposes of this Transaction, a "Ratings Event" shall occur with respect to UBS AG if:

(i)      its  short-term  unsecured  and  unsubordinated  debt rating (the "Short  Term  Rating") is  withdrawn  or reduced to or below  "P-2" by Moody's and its long term  unsecured  and  unsubordinated  debt rating (the "Long Term  Rating") is withdrawn  or reduced to or below "A3" by Moody's;  or if
                      UBS AG no longer has a Short Term Rating, its Long Term Rating is reduced to or below "A2";

(ii)     its Short  Term  Rating is reduced  below  "A-1" by S&P or its Long Term  Rating is reduced  below "A+" by
                      S&P; or

(iii)    its Long Term Rating is withdrawn or reduced below "A" by Fitch.

              The  ratings in (i),  (ii) and (iii) are  referred to as the  "Approved  Ratings  Threshold  (unless, within 30 days after such  withdrawal or downgrade each Rating Agency has  reconfirmed  the rating of the Certificates which were in effect immediately prior to such withdrawal or downgrade).

         Further,  a  "Subsequent  Ratings  Event" shall occur if: (i) Party A's Short Term Rating is reduced below
         "A-3" or its Long Term Rating is reduced below "BBB-".  In the case of a Subsequent  Ratings Event,  Party
         A shall,  at its sole  expense and within 10 Business  Days assign this  Transaction  hereunder to a third party that meets or exceeds,  or as to which any applicable credit support provider meets or exceeds,  the
         Approved Rating Threshold (as defined below) on terms substantially similar to this Confirmation.

For the purposes hereof:

         "Fitch" means Fitch Ratings, Inc.

         "Moody's" means Moody's Investors Service, Inc.

         "S&P" means Standard & Poor's Rating Services, a division of the Mc-Graw Hill Companies, Inc.

2.       DISCLOSURE  EVENT. If upon the occurrence of a Disclosure  Event (as defined in paragraph  (xxiii) above),
UBS AG has not,  within 10 Business  Days after such  Disclosure  Event,  complied with any of the  provisions  set forth in paragraph  (xxiii) then a Termination  Event shall have occurred with respect to UBS AG with UBS AG as the sole Affected Party with respect to such Termination Event.

D.  TRANSFER, AMENDMENT AND ASSIGNMENT:

No  transfer,  amendment,  waiver,  supplement,  assignment  or other  modification  of this  Transaction  shall be permitted by either party unless the Rating Agency  Condition shall have been satisfied;  provided,  however,  that except  with  respect  to a  transfer  at the  direction  of UBS AG,  nothing in this  provision  shall  impose any obligation on UBS AG to give notice to any rating agency.

For the purposes hereof,  "Rating Agency  Condition" means with respect to any particular  proposed act or omission to act  hereunder,  that the party acting or failing to act has  consulted  with each of S&P,  Moody's & Fitch then providing a rating of the  Certificates  and received  written  confirmation  that the proposed  action or inaction would not cause a downgrading or withdrawl of the then-current rating of the Certificates.

E.  PAYER TAX REPRESENTATIONS

For the  purposes  of Section  3(e) of the Master  Agreement,  UBS AG will make the  following  representation  and
Counterparty will not make the following  representation:  it is not required by any applicable law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii) or
6(e)  of the  Master  Agreement)  to be made  by it to the  other  party  under  this  Agreement.  In  making  this representation,  it may rely on (i) the  accuracy  of any  representations  made by the  other  party  pursuant  to
Section 3(f) of the Master  Agreement,  (ii) the  satisfaction  of the  agreement  contained in Section  4(a)(i) or
4(a)(iii) of the Master Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement  and (iii) the  satisfaction  of the  agreement of the other  party  contained  in  Section  4(d) of this  Agreement,  provided  that it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

F.  Payee Tax Representations

For the purpose of Section 3(f) of the ISDA Form, Counterparty hereby represents and warrants that Counterparty is a trust organized under the laws of the State of New York and regarded as a U.S. person for U.S. Federal income tax purposes

G.  AGREEMENT TO DELIVER DOCUMENTS

For purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

PARTY REQUIRED TO             FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE
DELIVER DOCUMENT                                                     DELIVERED

UBS AG and Counterparty       Any form or document required or       Promptly upon
                              reasonably requested to allow the      reasonable demand by
                              other party to make payments           the other party.
                              without any deduction or
                              withholding for or on account of
                              any Tax, or with such deduction or
                              withholding at a reduced rate.
Counterparty                  One duly executed and completed        Promptly upon
                              U.S. Internal Revenue Service Form     reasonable demand by
                              W-9 (or successor thereto)             the other party

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/                          DATE BY WHICH TO          COVERED BY SECTION 3(D)
DOCUMENT                    CERTIFICATE                             BE DELIVERED              REPRESENTATION
UBS AG                      Any documents required by the           Upon the execution and    Yes
                            receiving party to evidence the         delivery of this
                            authority of the delivering party       Agreement and such
                            for it to execute and deliver this      Confirmation
                            Confirmation and to evidence the
                            authority of the delivering party
                            to perform its obligations under
                            this Agreement or the Transaction
                            governed by this Confirmation
UBS AG                      A certificate of an authorized          Upon the execution and    Yes
                            officer of the party, as to the         delivery of this
                            incumbency and authority of the         Confirmation
                            respective officers of the party
                            signing this Confirmation
UBS AG                      Opinion of Counsel for UBS AG           No later than 15 days     No
                                                                    after closing

H.  RELATIONSHIP BETWEEN PARTIES:

Each party will be deemed to  represent  to the other  party on the date on which it enters  into this  Transaction that (in the absence of a written  agreement between the parties which expressly  imposes  affirmative  obligations to the contrary for this Transaction):

(a)  Non-Reliance.  UBS AG is acting for its own account  and,  with  respect to the  Counterparty,  the Trustee is executing  this Agreement as Trustee on behalf of the Trust  pursuant to the Pooling and Servicing  Agreement,  and each has made its own independent  decisions to enter into this  Transaction and as to whether this  Transaction is appropriate  or proper for it based upon its own  judgment  and upon  advice  from such  advisers  as it has deemed necessary.  Each party is not  relying on any  communication  (written  or oral) of the other  party as  investment advice  or as a  recommendation  to  enter  into  this  Transaction;  it  being  understood  that  information  and explanations  relating to the terms and conditions of this Transaction shall not be considered investment advice or a  recommendation  to enter into this  Transaction.  No  communication  (written or oral)  received  from the other party  shall  be  deemed  to be an  assurance  or  guarantee  as to  the  expected  results  of  this  Transaction.
Notwithstanding  the  foregoing,  the  Counterparty  has entered into this  Transaction  pursuant to the  direction received by it under the Pooling and Servicing Agreement.

(b)  Assessment and  Understanding.  Each party is capable of assessing the merits of and  understands  (on its own behalf  or  through  independent  professional  advice),  and  accepts,  the  terms,  conditions  and risks of this
Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the  Parties.  Neither  party is acting as a  fiduciary  for or as an adviser to the other in respect of this Transaction.

(d) Eligible  Contract  Participant.  Each party constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

I.  TRUSTEE CAPACITY:

It is expressly  understood and agreed by the parties hereto that (i) this  Confirmation  is executed and delivered by Deutsche Bank Trust Company  Americas,  not in its  individual  capacity,  but solely as Trustee with respect to the RALI Series  2006-QO7  Trust (the  "Trust")  under the Pooling and  Servicing  Agreement in the exercise of the powers and authority  conferred  upon and vested in it thereunder  and pursuant to  instruction  set forth therein,
(ii) each of the  representations,  undertakings  and  agreements  herein made on the part of the Trust is made and intended not as a personal  representation,  undertaking or agreement by the Trustee,  but is made and intended for the  purpose of binding  only the Trust,  (iii)  nothing  herein  contained  shall be  construed  as  imposing  any liability on the Trustee  individually or personally,  to perform any covenant either express or implied  contained herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances  shall the Trustee in its individual  capacity be personally  liable for the payment of any  indebtedness  or expenses or be  personally  liable for the breach or failure of any  obligation,  representation,  warranty  or  covenant  made or  undertaken  by the Trust  under this
Confirmation or any other related  documents (other than the Trustee's  express  obligations  under the Pooling and
Servicing Agreement).

References  in this  clause to "a party"  shall,  in the case of UBS AG and where the  context so  allows,  include references to any affiliate of UBS AG.

ACCOUNT DETAILS FOR UBS AG:
Currency:                             USD
Correspondent Bank:                   UBS AG, STAMFORD BRANCH
Swift Address:                        UBSWUS33XXX
Favour:                               UBS AG LONDON BRANCH
Swift Address:                        UBSWGB2LXXX
Account No:                           101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

J.  OFFICES

The office of UBS AG for the Interest Rate Floor Transaction is London; and
The office of Counterparty for the Interest Rate Floor Transaction is:  Santa Ana, California, USA

K.  CONTACT NAMES AT UBS AG:
Payment Inquiries                         Elisa Doctor                               Email: DL-USOTCRATES-SETTS@ubs.com

                                                                                     Phone: 203.719.1110
Pre Value Payments:                       Pre Value Payment Investigations:          203.719.1110
Post Value Payments:                      Post Value Payment Investigations:         203.719.1110
Confirmation Queries:                     Confirmation Control:                      203.719.3373
ISDA Documentation:                       Credit Risk Management:                    212.713.1170
Swift:                                    UBSWGB2L
Fax:                                      203.719.0274
Address:                                  UBS AG
                                          100 Liverpool Street
                                          London EC2M 2RH

ADDRESS FOR NOTICES OR COMMUNICATIONS TO THE COUNTERPARTY:

Deutsche Bank Trust Company Americas
1741 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration - RALI 2006-QO7

Payments to Counterparty:

Deutsche Bank National Trust Company
ABA Number: 021-001-003
Account Number: 01419663
Account Name: NYLTD Funds Control - Stars West
Ref: RALI 2006-QO7

(For all purposes)

Please  confirm that the foregoing  correctly  sets forth the terms and  conditions of our agreement by executing a copy of this  Confirmation and returning it to us or by sending to us a letter or facsimile  substantially  similar to this  letter,  which  letter or  facsimile  sets  forth the  material  terms of the  Transaction  to which  this
Confirmation  relates and indicates  your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:  /s/Christopher Dingle                      By:  /s/ Jonathan McTernan
Name:   Christopher Dingle                      Name:     Jonathan McTernan
Title:  Associate Director                      Title:    Associate Director

Acknowledged and Agreed by Deutsche Bank Trust Company Americas,  not individually but solely as Trustee on behalf of the RALI Series 2006-QO7 Trust

By:   /s/ Amy Stoddard
Name:     Amy Stoddard
Title:    Authorized Signer

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.